INVENTORIES (Details) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
INVENTORIES.
Components, spare parts	€ 4,955	€ 6,050
Work-in-progress	250	226
Finished goods - own manufactured products	1,166	1,283
Finished goods - distribution products	2,598	1,994
Total gross inventories	8,968	9,552
Less: allowance for slow-moving inventory and net realizable value	(1,470)	(1,563)
Total	7,499	7,989
Provision for slow moving inventory:
Inventory Write-down	€ 371	€ 651	€ 168